Exhibit 99.2

                                   SCHEDULE 8



                         REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") dated as of February 4, 2005 by and among A.O.S. Holding B.V., a private limited liability company organized under the laws of The Netherlands ("SELLER"), Filipan Beheer B.V., a private limited liability company organized under the laws of the Netherlands ("FILIPAN BEHEER"), Mr. Mladen Filipan ("FILIPAN"), Pijnenburg Beheer N.V. ("PIJNENBURG BEHEER") and VASCO Data Security International, Inc., a Delaware corporation ( "VASCO").

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, Seller, VASCO, Filipan Beheer B.V., Filipan and Pijnenburg Beheer are entering into The Share Sale and Purchase Agreement dated the date hereof (the "PURCHASE AGREEMENT"), pursuant to which Seller is selling to VASCO and VASCO is purchasing from Seller all of the issued and outstanding capital stock of A.O.S. Hagenuk B.V., and Seller is receiving, as partial consideration for the sale, shares (the "CONSIDERATION SHARES") of the class of common stock, par value $.001 per share, of VASCO (the "COMMON STOCK") (TERMS NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE PURCHASE AGREEMENT); and

                  WHEREAS, VASCO desires to grant to Seller the registration rights set forth herein with respect to the Consideration Shares.

                  NOW, THEREFORE, the parties hereto mutually agree as follows:

                  Section 1. REGISTRABLE SECURITIES. As used herein the term "REGISTRABLE SECURITY" means all of the Consideration Shares; PROVIDED, HOWEVER, that any such Registrable Securities shall cease to be Registrable Securities
(i) when sold pursuant to the Registration Statement (as defined below), (ii) when sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act ("RULE 144") or (iii) such time as, in the opinion of counsel to VASCO, such Consideration Shares may be sold pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

                  Section 2. RESTRICTIONS ON TRANSFER. Seller acknowledges and understands that, in the absence of an effective Registration Statement covering the resale of the Consideration Shares as provided herein, the Consideration Shares are "restricted securities" as defined in Rule 144. Seller understands that no disposition or transfer of the Consideration Shares may be made by Seller in the absence of (i) an opinion of counsel to Seller, in form and substance reasonably satisfactory to VASCO, that such transfer may be made without registration under the Securities Act or (ii) such registration.

                  With a view to making available to Seller the benefits of Rule 144, VASCO agrees:

                           (a) to comply with the provisions of paragraph (c)(1)
of Rule 144; and

                           (b) to use  commercially  reasonable  efforts to file
with the Securities and Exchange Commission (the "COMMISSION") in a timely manner all reports and other documents required to be filed by VASCO pursuant to
Section 13(a) or 15(d) under the Exchange Act; and furnish Seller with such other reports and documents of VASCO as Seller may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

                  Section 3. REGISTRATION RIGHTS WITH RESPECT TO THE SECURITIES.

                           (a) VASCO  agrees that it will  prepare and file with
the  Commission,  within  sixty (60) days  after the date  hereof  (the  "Filing
Date"), a registration statement (on Form S-3, or other appropriate form of registration statement) under the Securities Act (the "REGISTRATION STATEMENT"), at the sole expense of VASCO (except as provided in Section 3(c) hereof), in respect of Seller, so as to permit a public offering and resale of the Consideration Shares under the Securities Act by Seller. VASCO shall use commercially reasonable efforts to cause the Registration Statement to become effective within one-hundred eighty (180) days of the Filing Date or five (5) days following notice from the Commission staff indicating it has completed its review, or has determined it will not review, the Registration Statement, and will within said five (5) days request acceleration of the effective date and time of the Registration Statement. VASCO will notify Seller of the effectiveness of the Registration Statement within one business day of such event.

                           (b) VASCO will maintain the Registration Statement or
post-effective amendment filed under this Section 3 hereof effective under the Securities Act until the earliest of the date on which Seller no longer holds Registrable Securities and 360 days from the date the Registrable Securities are issued.

                           (c)  All  fees,   disbursements   and   out-of-pocket
expenses and costs incurred by VASCO in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable federal and state securities laws (including, without limitation, all attorneys' fees of VASCO) shall be borne by VASCO. Seller shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Consideration Shares being registered and the fees and expenses of its counsel. Seller and its counsel shall have a reasonable period, not to exceed two (2) business days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and VASCO shall provide Seller with copies of any comment letters received from the Commission with respect thereto within two (2) business days of receipt thereof. VASCO shall make reasonably available for inspection by Seller, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by Seller or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of VASCO and its subsidiaries, and cause VASCO's officers, directors and employees to supply all information reasonably requested by Seller or any such underwriter, attorney, accountant or agent in connection with the Registration Statement; PROVIDED, HOWEVER, that all records, information and documents supplied by VASCO shall be kept confidential by Seller and any such underwriter, attorney, accountant or agent, unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving VASCO an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public through a third party not in violation of an accompanying obligation of confidentiality; and PROVIDED FURTHER that, if the foregoing inspection and information gathering would otherwise disrupt VASCO's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of Seller and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Seller and other parties. VASCO at its expense will supply Seller with such reasonable number of copies of the Registration Statement and the final prospectus included therein (the "PROSPECTUS") and other related documents as Seller may request in order to facilitate the public sale or other disposition of the Registrable Securities.

                           (d) If at any  time or from  time to time  after  the
effective date of the Registration Statement, VASCO notifies Seller in writing of the existence of a Potential Material Event (as defined in Section 3(e) below), Seller shall cease to offer or sell any Consideration Shares under the Registration Statement or engage in any other transaction involving or relating to Consideration Shares, from the time of the giving of notice with respect to a Potential Material Event until Seller has received copies of a supplemented or amended Prospectus or until Seller is advised in writing by VASCO that the Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

                           (e)  "POTENTIAL  MATERIAL  EVENT"  means  any  of the
following: (i) the possession by VASCO of material information that is not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of VASCO or that disclosure of such information in the Registration Statement would be detrimental to the business or affairs of VASCO; or (ii) any material engagement, development or activity by VASCO which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of VASCO, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of VASCO that the Registration Statement would be materially misleading absent the inclusion of such information; or (iii) pursuant to applicable law, a fundamental change in the information set forth in the Registration Statement that requires VASCO to file a post-effective amendment to the Registration Statement, change the plan of distribution to the Prospectus, or must update the information included in the Prospectus pursuant to Section 10(a)(3) of the Securities Act.

                  Section 4. COOPERATION WITH COMPANY. Seller will cooperate with VASCO in all respects in connection with this Agreement, including timely supplying all information reasonably requested by VASCO (which shall include all information regarding Seller and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Seller hereby consents to be named as an underwriter in the Registration Statement.

                  Section 5. REGISTRATION PROCEDURES. VASCO shall (except as otherwise provided in this Agreement) subject to Seller's assistance and cooperation as reasonably required:

                           (a) comply with the  provisions of the Securities Act
with respect to the sale or other disposition of the Consideration Shares covered by the Registration Statement;

                           (b)  prior  to  filing  the  Registration   Statement
(including any amendments thereto) and the distribution or delivery of the Prospectus (including any supplements thereto), provide draft copies thereof to Seller and its counsel and (ii) furnish to Seller such numbers of copies of the Prospectus including a preliminary prospectus or any amendment or supplement to the Prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as Seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

                           (c) use commercially  reasonable  efforts to register
or qualify the Registrable Securities covered by the Registration Statement under the applicable blue sky laws as requested by Seller (subject to the limitations set forth in Section 3(c) above), and do any and all other acts and things which may be reasonably necessary or advisable to enable Seller to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities, except that VASCO shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to execute any general consent to service of process;

                           (d) list such Registrable  Securities on any exchange
or market on which the Common Stock is then listed, if the listing of such Registrable Securities is then required under the rules of such exchange or market;

                           (e)  after  becoming  aware of such  event,  promptly
notify Seller (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement and use commercially reasonable efforts to effect the withdrawal, rescission or removal of such stop order or other suspension; and

                           (f) maintain a transfer agent for the Common Stock.

                  Section 6. INDEMNIFICATION.

                           (a)  VASCO  agrees  to  indemnify  and hold  harmless
Seller and each person, if any, who controls Seller within the meaning of the Securities Act ("DISTRIBUTING PERSON") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that VASCO will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to VASCO by the Distributing Person specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Person with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Person failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the Prospectus to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Person was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity will be the sole remedy for Seller and the Distributing Person and will be limited to the value of the Consideration Shares on the Closing.

                           (b)  Each of  Seller,  Filipan  Beheer,  Filipan  and
Pijnenburg Beheer agrees that it will indemnify and hold harmless VASCO, and each officer, director of VASCO or person, if any, who controls VASCO within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which VASCO or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to VASCO by Seller specifically for use in the preparation thereof.

                           (c) Promptly  after receipt by an  indemnified  party
under this Section 6 of notice of the commencement of any action as to which indemnity may be sought under this Section 6, notify the indemnifying party of the commencement thereof and shall permit the indemnifying party to assume the defense of any claim or any litigation resulting therefrom; but the failure to notify the indemnifying party will not relieve the indemnifying party from any obligations which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right, at such party's own expense, to employ separate counsel in any such action and to participate in the defense thereof; provided that the indemnifying party shall pay such expense if: (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party reasonably concludes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to a conflict of interest between the indemnified party and any other party represented by such counsel in such proceeding; provided further that in no event shall the indemnifying party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the indemnified party. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified  party of a release  from all  liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed.

                  Section 7. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be delivered as set forth in the Purchase Agreement.

                  Section 8. ASSIGNMENT. Neither this Agreement nor any rights of Seller or VASCO hereunder may be assigned by either party to any other person.

                  Section 9. COUNTERPARTS/FACSIMILE. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

                  Section 10. REMEDIES AND  SEVERABILITY.  The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of those that may be hereafter declared invalid, illegal, void or unenforceable.

                  Section 11. HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made in Illinois and without regard to its principles of conflicts of laws. VASCO and Seller agree to submit themselves to the IN PERSONAM jurisdiction of the state and federal courts situated within the Northern District of the State of Illinois and agree that such courts shall have exclusive jurisdiction with regard to any controversy arising out of or relating to this Agreement.

                           ***************************

                  IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date set forth above.

                                      VASCO DATA SECURITY INTERNATIONAL, INC.




                                      By:
                                                --------------------------------

                                      Name:

                                      Title:



                                      A.O.S. HOLDING B.V.




                                      By:
                                                --------------------------------

                                      Name:

                                      Title:



                                      FILIPAN BEHEER B.V.




                                      By:
                                                --------------------------------

                                      Name:     M. Filipan

                                      Title:    Managing Director



                                      MLADEN FILIPAN




                                                --------------------------------

                                      PIJNENBURG BEHEER N.V.




                                      By:
                                                --------------------------------

                                      Name:     C. Pijnenburg

                                      Title:    Managing Director